UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2013

Investment Commentary and

Semi-Annual Repor t

Legg Mason

Capital Management

Value Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Value Trust

Fund objective

The Fund seeks long-term growth of capital.

Investment commentary

Market commentary

The start of 2013 echoed the beginning of 2012 as stocks again posted double-digit returns. This pushed the S&P 500 Indexi and Dow Jones Industrials Average (“DJIA”)ii to all-time highs despite concerns of low growth, the European debt crisis and tightening government budgets. Just as calendars flipped the page to January 2013, Congress passed a bill to avoid the “Fiscal Cliff.” Included were a slew of new tax amendments, including a boost to capital gains taxes, estate taxes and dividend taxes on the wealthy. Meanwhile, a provision in the bill delayed the across-the-board spending cuts by two months, a sequestration that would last through the majority of the quarter. As the year progressed, companies posted strong earnings and economic indicators pointed to the continuing recovery. For the first quarter of 2013, 65% of S&P 500 Index companies beat consensus earnings estimates, while 25% missed and 10% met expectations. Information Technology, Consumer Discretionary and Consumer Staples boasted the highest beat rates, while Telecommunication Services, Materials and Utilities missed more often. The economy added 219K jobs in December, followed by increases of 148K in January, 332K in February, 138K in March and 165K in April, which collectively drove the unemployment rate down to a four-year low of 7.5%.

In response to the low-rate environment and broad recovery, Mergers and Acquisitions (“M&A”) activity picked up in the beginning of 2013. Berkshire Hathaway joined a partnership to purchase Heinz for $23 billion, Dell announced an agreement to go private in a $24.4 billion leveraged buyout led by founder Michael Dell and General Electric sold NBCUniversal to Comcast for $16.7 billion. Near the end of March, investors were reminded of European debt issues as Cyprus required a €10 billion bailout. Markets sold off slightly on the announcement that the bailout would be partially funded by haircutting Cypriot savings accounts.

Despite a flare up in the European debt crisis and the U.S. government failing to avoid sequestration, stocks returned double digits in the first quarter of 2013 on the heels of improving employment and housing figures. Specifically, the DJIA jumped +11.9%, the S&P 500 Index traded up +10.6% and the technology-heavy NASDAQ Composite Indexiii rose +8.5%. Every S&P 500 Index sector rose during the first quarter of 2013.

The Investment Commentary is not a part of the Semi-Annual Report.

Legg Mason Capital Management Value Trust	III

Market outlook

One of the most important drivers of capitalism and markets is the credit cycle. Essentially, is credit expanding and driving up asset prices and economic activity, or are prices and activity falling as credit contracts? In either case, credit cycles tend to be self-reinforcing beasts that feed on themselves, as cause and effect become blurred in the mechanics of a feedback loop. As I learned as a bank analyst in my twenties, banks always lend against the inflating asset and the cycle inevitably ends when credit is overextended and asset prices have been pushed well above underlying value.

Currently, the credit cycle drama is playing out in a very divergent manner in the U.S. and Europe. In the U.S., the asset class that really matters to credit is housing and U.S. house prices are increasing materially from depressed levels. Not surprisingly, bank credit is growing modestly but positively in the U.S., and we expect the pace to quicken as the credit feedback loop is fed by higher house prices. Encouragingly, we are early in this process, as U.S. housing affordability is near record low levels.

We are also very encouraged at what is not inflating: commodities. For the first time in many years, housing and equity markets are rising in the U.S., while most commodities are flat or declining. Some argue that commodity prices simply reflect poor cyclical demand globally, but we believe commodity prices have moderated due to higher supply resulting from several years of record capital spending and demand substitution. The combination of higher house prices, moderating commodity prices and expanding credit is a powerful U.S. economic tailwind. The sustaining nature of these tailwinds support an extended U.S. economic recovery, that is also being driven by the over $1 trillion in annual operating cash flow that U.S. companies are currently generating. The key point is that higher U.S. stock prices are reflecting major fundamental positives and real cash flows, and are not just being inflated by the Fed’s quantitative easing and the resulting tax on risk aversion.

The major vulnerability from a credit cycle perspective is Europe, where policy risk remains at extremely elevated levels. Although later rescinded, the misguided attack on insured deposits in Cyprus will result in lower confidence and asset prices, which will directly contract bank credit and further depress economic growth in Europe. The question is whether Europe’s depressed growth and contracting credit can derail the economic recovery in the U.S. and growth in Asia. We don’t think the odds favor this negative outcome, but it is a real risk and we are actively monitoring banking system stress in other larger Southern European countries and the potential for more European Union (“EU”) policy mistakes.

The current U.S. credit cycle is generally bullish for asset prices. That’s great, but what advantages do we bring as valuation-driven stock pickers?

First of all, credit expansions are healthy when prices are increasing, but have not been inflated above underlying value. We think this is the case in large segments of the U.S. equity market, and especially in healthcare as a defensive group and financials as the most direct credit-cyclical sector. Conversely, we think this credit cycle has already elevated price well above value in much of the fixed-income market, which has translated to unattractive valuations in “bond proxy” high-dividend-payout stocks, such as many utilities and staples.

Second, we think price and value convergence can receive a powerful boost

The Investment Commentary is not a part of the Semi-Annual Report.

IV	Legg Mason Capital Management Value Trust

Investment commentary (cont’d)

when smart management teams allocate capital by buying underpriced equity and/or selling overpriced debt. Accordingly, we have partnered with management teams that we believe have the capacity to grow dividend streams rapidly and buy back stock below business value, and have actually done so.

Post the financial crisis many investors have primarily been framing the market through the prism of yield in all its various guises. Opportunity, however, comes from valuing yield and understanding the full context and interplay of the credit cycle. Using valuation and capital allocation as our guide, we have positioned the Fund to capture the maximum benefit from the current fundamental and credit tailwinds.

We greatly appreciate your continued support and confidence.

Sincerely,

Samuel M. Peters, CFA

Portfolio Manager

May 31, 2013

Any discussion of individual securities is intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended, and should not be relied upon, as the basis for anyone to buy, sell or hold any security. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies should consult their financial professional.

Portfolio holdings and breakdowns are as of April 30, 2013 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (4.3%), JPMorgan Chase & Co. (3.9%), Ford Motor Co. (3.6%), Chevron Corp. (3.2%), McDonald’s Corp. (3.1%), Citigroup Inc. (2.9%), MetLife Inc. (2.7%), Pfizer Inc. (2.7%), UnitedHealthGroup Inc. (2.6%) and Microsoft Corp. (2.6%). Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2013 were: Financials (21.9%), Information Technology (19.1%), Health Care (16.7%), Consumer Discretionary (14.0%) and Industrials (11.7%). The Fund’s portfolio composition is subject to change at any time.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Dividends and yields represent past performance, can fluctuate, and there is no guarantee they will continue to be paid. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

iii	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.

The Investment Commentary is not a part of the Semi-Annual Report.

April 30, 2013

Semi-Annual Repor t

Legg Mason

Capital Management

Value Trust

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	1

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Capital Management Value Trust for the six-month reporting period ended April 30, 2013.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman of the Board and President of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Trustees, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

Total returns for the Fund, excluding sales charges, for the six-month period ended April 30, 2013 are presented below, along with those of the Fund’s unmanaged benchmark and Lipper peer group:

Performance Snapshot as of April 30, 2013 (unaudited)
(excluding sales charges)	6 months
Legg Mason Capital Management Value Trust:
Class A	17.32%
Class C	16.89%
Class FI	17.30%
Class R	17.07%
Class I	17.45%
S&P 500 Index[i]	14.42%
Lipper Large-Cap Core Funds Category Average[1]	14.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 943 funds in the Fund’s Lipper category, and excluding sales charges.

2	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Letter from the president (cont’d)

Fund performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.04%, 1.80%, 1.07%, 1.44% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Effective May 15, 2013, Sam Peters, CFA, is the portfolio manager for the Fund and has day-to-day responsibility for managing the Fund’s portfolio. Jean Yu, CFA, is assistant portfolio manager for the Fund. Mr. Peters is a Managing Director and Senior Portfolio Manager for Legg Mason Capital Management, LLC (“LMCM”) and has been a portfolio manager for the Fund since November 2010. Ms. Yu is a Director and Senior Research Analyst for LMCM and has been assistant portfolio manager for the Fund since May 2013. Ms. Yu provides the portfolio manager with research and investment assistance. Mr. Peters and Ms. Yu have been employed by LMCM as investment professionals for more than five years.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 3, 2013

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	3

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. Additional risks may include those risks associated with investing in fixed-income and high-yield securities, small- and mid-sized companies and foreign investments. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investment are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

4	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2013 and October 31, 2012. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2012 and held for the six months ended April 30, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	17.32%	$1,000.00	$1,173.20	1.04%	$5.60	Class A	5.00%	$1,000.00	$1,019.64	1.04%	$5.21
Class C	16.89	1,000.00	1,168.90	1.82	9.79	Class C	5.00	1,000.00	1,015.77	1.82	9.10
Class FI	17.30	1,000.00	1,173.00	1.12	6.03	Class FI	5.00	1,000.00	1,019.24	1.12	5.61
Class R	17.07	1,000.00	1,170.70	1.47	7.91	Class R	5.00	1,000.00	1,017.50	1.47	7.35
Class I	17.45	1,000.00	1,174.50	0.85	4.58	Class I	5.00	1,000.00	1,020.58	0.85	4.26

[1]	For the six months ended April 30, 2013.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable initial sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

6	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2013

Legg Mason Capital Management Value Trust

Security	Shares	Value
Common Stocks — 98.8%
Consumer Discretionary — 14.0%
Automobiles — 3.6%
Ford Motor Co.	6,000,000	$82,260,000
Hotels, Restaurants & Leisure — 3.1%
McDonald’s Corp.	700,000	71,498,000
Internet & Catalog Retail — 2.9%
Amazon.com Inc.	175,000	44,416,750	*
Groupon Inc.	3,500,000	21,350,000	*
Total Internet & Catalog Retail		65,766,750
Media — 2.2%
Viacom Inc., Class B Shares	800,000	51,192,000
Multiline Retail — 2.2%
Target Corp.	700,000	49,392,000
Total Consumer Discretionary		320,108,750
Consumer Staples — 3.8%
Beverages — 1.5%
Dr. Pepper Snapple Group Inc.	700,000	34,181,000
Household Products — 2.3%
Colgate-Palmolive Co.	450,000	53,734,500
Total Consumer Staples		87,915,500
Energy — 9.7%
Energy Equipment & Services — 2.1%
Halliburton Co.	1,100,000	47,047,000
Oil, Gas & Consumable Fuels — 7.6%
Chevron Corp.	600,000	73,206,000
CONSOL Energy Inc.	600,000	20,184,000
Phillips 66	700,000	42,665,000
Southwestern Energy Co.	1,000,000	37,420,000	*
Total Oil, Gas & Consumable Fuels		173,475,000
Total Energy		220,522,000
Financials — 21.9%
Capital Markets — 1.8%
BlackRock Inc.	150,000	39,975,000
Commercial Banks — 4.4%
Fifth Third Bancorp	2,800,000	47,684,000
Wells Fargo & Co.	1,400,000	53,172,000
Total Commercial Banks		100,856,000

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	7

Legg Mason Capital Management Value Trust

Security	Shares	Value
Consumer Finance — 2.0%
Capital One Financial Corp.	800,000	$46,224,000
Diversified Financial Services — 6.7%
Citigroup Inc.	1,400,000	65,324,000
JPMorgan Chase & Co.	1,800,000	88,218,000
Total Diversified Financial Services		153,542,000
Insurance — 6.0%
Genworth Financial Inc., Class A Shares	4,000,000	40,120,000	*
Hartford Financial Services Group Inc.	1,200,000	33,708,000
MetLife Inc.	1,600,000	62,384,000
Total Insurance		136,212,000
Real Estate Management & Development — 1.0%
Realogy Holdings Corp.	489,344	23,488,512	*
Total Financials		500,297,512
Health Care — 16.7%
Biotechnology — 2.6%
ARIAD Pharmaceuticals Inc.	700,000	12,509,000	*
Celgene Corp.	400,000	47,228,000	*
Total Biotechnology		59,737,000
Health Care Equipment & Supplies — 2.5%
Medtronic Inc.	1,200,000	56,016,000
Health Care Providers & Services — 3.4%
Express Scripts Holding Co.	300,000	17,811,000	*
UnitedHealth Group Inc.	994,800	59,618,364
Total Health Care Providers & Services		77,429,364
Pharmaceuticals — 8.2%
Forest Laboratories Inc.	900,000	33,669,000	*
GlaxoSmithKline PLC, ADR	1,150,000	59,386,000
Johnson & Johnson	400,000	34,092,000
Pfizer Inc.	2,100,000	61,047,000
Total Pharmaceuticals		188,194,000
Total Health Care		381,376,364
Industrials — 11.7%
Airlines — 2.5%
United Continental Holdings Inc.	1,800,000	58,140,000	*
Electrical Equipment — 1.5%
Emerson Electric Co.	600,000	33,306,000
Industrial Conglomerates — 2.4%
United Technologies Corp.	600,000	54,774,000

See Notes to Financial Statements.

8	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2013

Legg Mason Capital Management Value Trust

Security	Shares	Value
Machinery — 3.3%
PACCAR Inc.	700,000	$34,846,000
Parker Hannifin Corp.	450,000	39,856,500
Total Machinery		74,702,500
Road & Rail — 2.0%
Norfolk Southern Corp.	600,000	46,452,000
Total Industrials		267,374,500
Information Technology — 19.1%
Computers & Peripherals — 6.1%
Apple Inc.	220,000	97,405,000
EMC Corp.	1,900,000	42,617,000	*
Total Computers & Peripherals		140,022,000
Internet Software & Services — 3.1%
eBay Inc.	800,000	41,912,000	*
Facebook Inc., Class A Shares	1,000,000	27,760,000	*
Total Internet Software & Services		69,672,000
IT Services — 4.0%
Cognizant Technology Solutions Corp., Class A Shares	750,000	48,600,000	*
Teradata Corp.	850,000	43,409,500	*
Total IT Services		92,009,500
Semiconductors & Semiconductor Equipment — 3.3%
Marvell Technology Group Ltd.	3,500,000	37,660,000
Texas Instruments Inc.	1,000,000	36,210,000
Total Semiconductors & Semiconductor Equipment		73,870,000
Software — 2.6%
Microsoft Corp.	1,800,000	59,580,000
Total Information Technology		435,153,500
Materials — 1.9%
Chemicals — 1.9%
LyondellBasell Industries NV, Class A Shares	700,000	42,490,000
Total Investments before Short-Term Investments (Cost — $1,673,273,912)		2,255,238,126

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	9

Legg Mason Capital Management Value Trust

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.6%
Repurchase Agreements — 1.6%
Interest in $975,000,000 joint tri-party repurchase agreement dated 4/30/13 with RBS Securities Inc.; Proceeds at maturity — $35,937,130; (Fully collateralized by various U.S. government obligations, 1.000% to 4.750% due 5/15/14 to 5/15/21; Market Value — $36,655,835) (Cost — $35,937,000)	0.130%	5/1/13	$35,937,000	$35,937,000
Total Investments — 100.4% (Cost — $1,709,210,912#)				2,291,175,126
Liabilities in Excess of Other Assets — (0.4)%				(9,773,890)
Total Net Assets — 100.0%				$2,281,401,236

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

10	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Statement of assets and liabilities (unaudited)

April 30, 2013

Assets:
Investments, at value (Cost — $1,709,210,912)	$2,291,175,126
Cash	606
Receivable for securities sold	25,462,480
Receivable for Fund shares sold	1,136,983
Dividends and interest receivable	586,130
Prepaid expenses	52,087
Other assets	115,796
Total Assets	2,318,529,208

Liabilities:
Payable for securities purchased	28,683,041
Payable for Fund shares repurchased	3,633,527
Service and/or distribution fees payable	1,411,705
Investment management fee payable	1,256,856
Accrued expenses	2,142,843
Total Liabilities	37,127,972
Total Net Assets	$2,281,401,236

Net Assets:
Par value (Note 7)	$462
Paid-in capital in excess of par value	3,495,776,925
Undistributed net investment income	7,021,673
Accumulated net realized loss on investments	(1,803,362,038)
Net unrealized appreciation on investments	581,964,214
Total Net Assets	$2,281,401,236

Shares Outstanding:
Class A	1,907,691
Class C	37,086,719
Class FI	815,674
Class R	199,984
Class I	6,218,160

Net Asset Value:
Class A (and redemption price)	$48.60
Class C*	$48.02
Class FI (and redemption price)	$54.76
Class R (and redemption price)	$54.27
Class I (and redemption price)	$56.64
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$51.56

*	Redemption price per share is NAV of Class C shares reduced by a 0.95% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	11

Statement of operations (unaudited)

For the Six Months Ended April 30, 2013

Investment Income:
Dividends	$25,475,142
Interest	8,128
Less: Foreign taxes withheld	(423,000)
Total Investment Income	25,060,270

Expenses:
Service and/or distribution fees (Notes 2 and 5)	8,434,218
Investment management fee (Note 2)	7,588,729
Transfer agent fees (Note 5)	1,489,252
Legal fees	197,955
Fund accounting fees	88,665
Trustees’ fees	64,865
Registration fees	62,302
Shareholder reports	43,178
Audit and tax	16,910
Custody fees	7,467
Miscellaneous expenses	63,337
Total Expenses	18,056,878
Less: Expense reimbursements (Notes 2 and 5)	(91,692)
Net Expenses	17,965,186
Net Investment Income	7,095,084

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	157,173,415
Change in Net Unrealized Appreciation (Depreciation) From Investments	185,258,805
Net Gain on Investments	342,432,220
Increase in Net Assets from Operations	$349,527,304

See Notes to Financial Statements.

12	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended April 30, 2013 (unaudited) and the Year Ended October 31, 2012	2013	2012

Operations:
Net investment income	$7,095,084	$18,140,708
Net realized gain	157,173,415	387,203,839
Change in net unrealized appreciation (depreciation)	185,258,805	(138,960,651)
Increase in Net Assets From Operations	349,527,304	266,383,896

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(17,850,357)	(6,300,058)
Decrease in Net Assets From Distributions to Shareholders	(17,850,357)	(6,300,058)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	68,107,484	131,445,168
Reinvestment of distributions	16,670,689	5,719,109
Cost of shares repurchased	(327,880,347)	(1,011,565,411)
Decrease in Net Assets From Fund Share Transactions	(243,102,174)	(874,401,134)
Increase (Decrease) in Net Assets	88,574,773	(614,317,296)

Net Assets:
Beginning of period	2,192,826,463	2,807,143,759
End of period*	$2,281,401,236	$2,192,826,463
* Includes undistributed net investment income of:	$7,021,673	$17,776,946

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	13

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2013[2]	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]

Net asset value, beginning of period	$42.02	$37.86	$37.91	$34.24	$23.02	$24.02

Income (loss) from operations:
Net investment income (loss)	0.27	0.52	0.25	0.02	(0.01)	0.03
Net realized and unrealized gain (loss)	6.93	3.94	(0.30)	3.98	11.23	(1.03)
Total income (loss) from operations	7.20	4.46	(0.05)	4.00	11.22	(1.00)

Less distributions from:
Net investment income	(0.62)	(0.30)	—	(0.33)	—	—
Total distributions	(0.62)	(0.30)	—	(0.33)	—	—

Net asset value, end of period	$48.60	$42.02	$37.86	$37.91	$34.24	$23.02
Total return[6]	17.32%	11.87%	(0.13)%[7]	11.75%	48.74%	(4.16)%

Net assets, end of period (000s)	$92,707	$85,746	$104,812	$117,534	$110,523	$66,066

Ratios to average net assets:
Gross expenses	1.05%[8]	1.04%	1.01%	1.00%	1.03%[8]	1.06%[8]
Net expenses[9,10]	1.04 [8]	1.03	1.01	0.99	1.03 [8]	1.05 [8]
Net investment income (loss)	1.22 [8]	1.29	0.64	0.06	(0.06) [8]	0.89 [8]

Portfolio turnover rate	18%	40%	47%	34%	4%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the period February 2, 2009 (inception date) to March 31, 2009.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (0.76)%.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects expense reimbursements.

See Notes to Financial Statements.

14	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2013[3]	2012	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]

Net asset value, beginning of period	$41.35	$37.26	$37.60	$34.07	$23.00	$49.79	$71.57

Income (loss) from operations:
Net investment income (loss)	0.10	0.21	(0.05)	(0.26)	(0.13)	0.01	(0.44)
Net realized and unrealized gain (loss)	6.85	3.89	(0.29)	3.97	11.20	(23.64)	(15.31)
Total income (loss) from operations	6.95	4.10	(0.34)	3.71	11.07	(23.63)	(15.75)

Less distributions from:
Net investment income	(0.28)	(0.01)	—	(0.18)	—	—	—
Net realized gains	—	—	—	—	—	(3.16)	(6.03)
Total distributions	(0.28)	(0.01)	—	(0.18)	—	(3.16)	(6.03)

Net asset value, end of period	$48.02	$41.35	$37.26	$37.60	$34.07	$23.00	$49.79
Total return[7]	16.89%	11.00%	(0.90)%[8]	10.92%	48.13%	(50.55)%	(23.86)%

Net assets, end of period (000s)	$1,781,006	$1,717,247	$2,007,207	$2,501,637	$2,733,143	$2,007,158	$6,523,527

Ratios to average net assets:
Gross expenses	1.83%[9]	1.80%	1.78%	1.77%	1.70%[9]	1.72%	1.68%
Net expenses[10,11]	1.82 [9]	1.79	1.77	1.76	1.69 [9]	1.72	1.68
Net investment income (loss)	0.45 [9]	0.54	(0.14)	(0.72)	(0.72) [9]	0.03	(0.64)

Portfolio turnover rate	18%	40%	47%	34%	4%	22%	20%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2013 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.60)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	15

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2013[3]	2012	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]

Net asset value, beginning of period	$47.22	$42.49	$42.58	$38.47	$25.86	$55.24	$78.23

Income (loss) from operations:
Net investment income (loss)	0.30	0.60	0.22	(0.03)	(0.01)	0.28	0.00 [7]
Net realized and unrealized gain (loss)	7.79	4.40	(0.31)	4.47	12.62	(26.50)	(16.96)
Total income (loss) from operations	8.09	5.00	(0.09)	4.44	12.61	(26.22)	(16.96)

Less distributions from:
Net investment income	(0.55)	(0.27)	—	(0.33)	—	—	—
Net realized gains	—	—	—	—	—	(3.16)	(6.03)
Total distributions	(0.55)	(0.27)	—	(0.33)	—	(3.16)	(6.03)

Net asset value, end of period	$54.76	$47.22	$42.49	$42.58	$38.47	$25.86	$55.24
Total return[8]	17.30%	11.83%	(0.21)%[9]	11.59%	48.76%	(50.23)%	(23.36)%

Net assets, end of period (000s)	$44,669	$50,658	$128,233	$304,132	$469,549	$325,572	$1,073,237

Ratios to average net assets:
Gross expenses	1.13%[10]	1.07%	1.10%	1.13%	1.03%[10]	1.06%	1.03%
Net expenses[11,12]	1.12 [10]	1.07	1.09	1.12	1.03 [10]	1.06	1.03
Net investment income (loss)	1.20 [10]	1.33	0.50	(0.07)	(0.05) [10]	0.69	0.00 [13]

Portfolio turnover rate	18%	40%	47%	34%	4%	22%	20%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2013 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]	Amount represents less than $0.01 per share.

[8]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[9]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.29)%.

[10]	Annualized.

[11]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[12]	Reflects expense reimbursements.

[13]	Amount represents less than 0.01%.

See Notes to Financial Statements.

16	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2013[2]	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]	2008[3,5]

Net asset value, beginning of period	$46.64	$41.99	$42.22	$38.15	$25.70	$55.07	$78.21

Income (loss) from operations:
Net investment income (loss)	0.19	0.41	0.09	(0.13)	(0.07)	0.15	(0.10)
Net realized and unrealized gain (loss)	7.74	4.37	(0.32)	4.45	12.52	(26.36)	(17.01)
Total income (loss) from operations	7.93	4.78	(0.23)	4.32	12.45	(26.21)	(17.11)

Less distributions from:
Net investment income	(0.30)	(0.13)	—	(0.25)	—	—	—
Net realized gains	—	—	—	—	—	(3.16)	(6.03)
Total distributions	(0.30)	(0.13)	—	(0.25)	—	(3.16)	(6.03)

Net asset value, end of period	$54.27	$46.64	$41.99	$42.22	$38.15	$25.70	$55.07
Total return[6]	17.07%	11.41%	(0.54)%[7]	11.37%	48.45%	(50.37)%	(23.57)%

Net assets, end of period (000s)	$10,852	$11,428	$18,152	$32,715	$34,785	$23,260	$32,862

Ratios to average net assets:
Gross expenses	1.48%[8]	1.44%	1.39%	1.37%	1.32%[8]	1.36%	1.32%
Net expenses[9,10]	1.47 [8]	1.44	1.39	1.37	1.31 [8]	1.36	1.32
Net investment income (loss)	0.76 [8]	0.92	0.19	(0.32)	(0.34) [8]	0.38	(0.14)

Portfolio turnover rate	18%	40%	47%	34%	4%	22%	20%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2013 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.52)%.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects expense reimbursements.

See Notes to Financial Statements.

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2013[3]	2012	2011[4]	2010[4]	2009[4,5]	2009[4,6]	2008[4,6]

Net asset value, beginning of period	$48.92	$44.04	$43.99	$39.67	$26.63	$56.63	$79.78

Income (loss) from operations:
Net investment income	0.37	0.72	0.38	0.11	0.04	0.43	0.28
Net realized and unrealized gain (loss)	8.07	4.57	(0.33)	4.63	13.00	(27.27)	(17.40)
Total income (loss) from operations	8.44	5.29	0.05	4.74	13.04	(26.84)	(17.12)

Less distributions from:
Net investment income	(0.72)	(0.41)	—	(0.42)	—	—	—
Net realized gains	—	—	—	—	—	(3.16)	(6.03)
Total distributions	(0.72)	(0.41)	—	(0.42)	—	(3.16)	(6.03)

Net asset value, end of period	$56.64	$48.92	$44.04	$43.99	$39.67	$26.63	$56.63
Total return[7]	17.45%	12.12%	0.11%[8]	12.01%	48.97%	(50.09)%	(23.10)%

Net assets, end of period (000s)	$352,167	$327,747	$548,740	$1,073,041	$1,137,741	$1,054,473	$4,564,643

Ratios to average net assets:
Gross expenses	0.85%[9]	0.81%	0.77%	0.80%	0.78%[9]	0.74%	0.69%
Net expenses[10,11]	0.85 [9]	0.80	0.77	0.79	0.78 [9]	0.74	0.69
Net investment income	1.41 [9]	1.55	0.82	0.26	0.20 [9]	0.99	0.36

Portfolio turnover rate	18%	40%	47%	34%	4%	22%	20%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2013 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.00)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Capital Management Value Trust (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. On February 29, 2012, the Fund was reorganized as a new series of the Trust. Prior to February 29, 2012, the Fund was organized as a series of Legg Mason Capital Management Value Trust, Inc., a Maryland corporation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	19

value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,255,238,126	—	—	$2,255,238,126
Short-term investments†	—	$35,937,000	—	35,937,000
Total investments	$2,255,238,126	$35,937,000	—	$2,291,175,126

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	21

arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

22	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended April 30, 2013, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC (“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Effective December 1, 2012, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	23

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM, LMPFA and Western Asset are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with LMCM provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent trustees and certain other expenses.

During the six months ended April 30, 2013, expenses reimbursed amounted to $91,692.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 0.95% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2013, LMIS and its affiliates retained sales charges of $3,142 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2013, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$259	$11,485

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and one Trustee (two Trustees as June 1, 2013) of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$404,791,830
Sales	679,434,066

24	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At April 30, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$615,974,777
Gross unrealized depreciation	(34,010,563)
Net unrealized appreciation	$581,964,214

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2013, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

The Rule 12b-1 plans for Class FI and Class R shares of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of up to 0.40% and 0.75% of each class’ average daily net assets, respectively, subject to the authority of the Board of Trustees to set a lower amount. The Board of Trustees has currently approved payments under the plans of 0.25% and 0.50% of the average daily net assets of Class FI and Class R shares, respectively.

For the six months ended April 30, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$109,648	$28,384
Class C	8,238,968	1,215,606
Class FI	58,373	34,113
Class R	27,229	13,445
Class I	—	197,704
Total	$8,434,218	$1,489,252

For the six months ended April 30, 2013, expense reimbursements by class were as follows:

Expense Reimbursements
Class A	$3,637
Class C	71,867
Class FI	1,928
Class R	451
Class I	13,809
Total	$91,692

Legg Mason Capital Management Value Trust 2013 Semi-Annual Report	25

6. Distributions to shareholders by class

	Six Months Ended April 30, 2013	Year Ended October 31, 2012
Net Investment Income:
Class A	$1,248,434	$792,973
Class C	11,246,868	357,010
Class FI	579,000	402,425
Class R	62,046	45,209
Class I	4,714,009	4,702,441
Total	$17,850,357	$6,300,058

7. Shares of beneficial interest

At April 30, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares. On February 29, 2012, the Fund was reorganized as a new series of the Trust.

Prior to February 29, 2012, the Fund was a series of a Maryland corporation and had 100,000,000, 450,000,000, 100,000,000, 500,000,000 and 450,000,000 shares of capital stock authorized with a par value of $0.001 for Class A, Class C, Class FI, Class R and Class I, respectively.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class A
Shares sold	82,014	$3,749,195	125,532	$5,054,524
Shares issued on reinvestment	26,975	1,152,655	19,743	741,139
Shares repurchased	(241,959)	(10,728,985)	(872,782)	(35,729,425)
Net decrease	(132,970)	$(5,827,135)	(727,507)	$(29,933,762)

Class C
Shares sold	298,967	$13,396,007	738,277	$29,249,289
Shares issued on reinvestment	257,565	10,907,896	9,317	346,427
Shares repurchased	(4,995,353)	(221,853,634)	(13,087,947)	(516,468,586)
Net decrease	(4,438,821)	$(197,549,731)	(12,340,353)	$(486,872,870)

Class FI
Shares sold	69,074	$3,575,270	133,621	$5,964,901
Shares issued on reinvestment	12,013	578,538	9,523	401,770
Shares repurchased	(338,140)	(17,176,663)	(2,088,352)	(91,127,275)
Net decrease	(257,053)	$(13,022,855)	(1,945,208)	$(84,760,604)

26	Legg Mason Capital Management Value Trust 2013 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2013		Year Ended October 31, 2012
	Shares	Amount	Shares	Amount
Class R
Shares sold	58,453	$2,874,407	53,074	$2,389,273
Shares issued on reinvestment	1,298	62,046	1,081	45,209
Shares repurchased	(104,809)	(5,227,133)	(241,366)	(10,566,755)
Net decrease	(45,058)	$(2,290,680)	(187,211)	$(8,132,273)

Class I
Shares sold	844,441	$44,512,605	1,922,297	$88,787,181
Shares issued on reinvestment	79,775	3,969,554	95,932	4,184,564
Shares repurchased	(1,405,589)	(72,893,932)	(7,778,515)	(357,673,370)
Net decrease	(481,373)	$(24,411,773)	(5,760,286)	$(264,701,625)

9. Line of credit

The Fund, along with certain other Legg Mason Funds, participated in a $200 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. This 364-day revolving Credit Agreement matured on February 28, 2013. Pursuant to the Credit Agreement, each participating fund was liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bore interest at a rate equal to the prevailing LIBOR rate plus the LIBOR rate margin. The Fund did not utilize the line of credit during the period ended February 28, 2013. The Fund does not intend to renew the Credit Agreement.

10. Capital loss carryforward

As of October 31, 2012, the Fund had the following net capital loss carryforwards remaining:

Date of Expiration	Amount
10/31/2016	$(583,911,998)
10/31/2017	(1,372,868,903)
$(1,956,780,901)

These amounts will be available to offset any future taxable capital gains.

Legg Mason Capital Management Value Trust	27

Board approval of investment advisory and management agreement (unaudited)

At its November 2012 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment advisory and management agreement (the “Advisory Agreement”) with Legg Mason Capital Management, LLC. (the “Adviser”). The Board also considered and approved for an annual period a sub-advisory agreement (“Sub-Advisory Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments. (The Advisory and Sub-Advisory Agreements are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 11, 2012, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Advisory Agreement. At such October meeting the Independent Trustees received a presentation from the Adviser and from senior Fund management, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. In follow up to that meeting, supplemental materials were provided as requested. The Independent Trustees further discussed renewal of the Advisory Agreement in executive sessions held on October 19 and November 15, 2012.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreement. The Board also noted that the same portfolio management team that previously provided management of the Fund’s cash and short-term investments as dual employees of the Adviser now provided such services as employees of Western Asset under a Sub-Advisory Agreement. The Board also received and considered information regarding a planned restructuring of the Adviser’s operations whereby the Adviser will be integrating its business operations with those of its affiliate, ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”). With the integration, the Adviser will have access to the ClearBridge business platform and the additional investment resources of ClearBridge. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by affiliates of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser and Western Asset. The Board’s evaluation of the services provided by the Adviser and Western Asset took

28	Legg Mason Capital Management Value Trust

Board approval of investment advisory and management agreement (unaudited) (cont’d)

into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser and Western Asset.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a benchmark index selected by Lipper. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark index.

The Board noted that after a long-term history of outperformance for the Fund, a period of underperformance resulted in fifth quintile three, five and ten-year performance rankings as of June 30, 2012. The Board noted a fourth quintile ranking for the one-year period ended June 30, 2012. In evaluating the Adviser’s performance, the Board concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board noted that the Adviser’s investment style is relatively more volatile and has experienced specific periods of significant underperformance, including during the extreme market and credit conditions in 2008 and 2009, which have negatively impacted performance. The Board further considered the Adviser’s commitment to, and past history of, continual improvement and enhancement of its investment process, including steps taken by the Adviser to improve performance and risk management. The Board also considered management’s representations that the upcoming integration with ClearBridge would allow the Adviser’s investment professionals to focus solely on the Fund’s objective of long-term capital growth. The Board also considered that the Fund had outperformed its benchmark and was in the second quintile relative to its peers for the quarter ended September 30, 2012. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

Legg Mason Capital Management Value Trust	29

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser and Western Asset. The Board noted that the Adviser, and not the Funds, pays the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account any fees waived and expense reimbursements by the Adviser (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (fourth quintile) with respect to the Lipper peer group but that actual expenses were lower than the Lipper expense group and expense universe averages.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2012, which corresponds to Legg Mason’s most recently completed fiscal year. The Directors considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that as a result of market conditions and net redemptions, the Fund complex had suffered a substantial decline in assets over its historic highs. Given the asset size of the Fund and the complex and the currently existing

30	Legg Mason Capital Management Value Trust

Board approval of investment advisory and management agreement (unaudited) (cont’d)

breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreement is in the best interest of the Fund.

Legg Mason Capital Management

Value Trust

Trustees

Kenneth D. Fuller*

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy*

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

*	Effective June 1, 2013, Ms. Murphy become a Trustee and Chair and Mr. Fuller become a Trustee, President and Chief Executive Officer.

Legg Mason Capital Management Value Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Value Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Value Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013672 6/13 SR13-1947

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Assistant Secretary at 100 International Drive, 7th Floor, Baltimore, Maryland 21202, Attn.: Fund Assistant Secretary.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Global Asset Management Trust

Date: June 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive officer
Legg Mason Global Asset Management Trust

Date: June 25, 2013

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer
Legg Mason Global Asset Management Trust

Date: June 25, 2013